Supplement Dated November 10, 2014

To

Prospectuses Dated April 30, 2014, or later

This supplement is intended for distribution with prospectuses dated April 30, 2014, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Medallion Executive Variable Life	Majestic Performance Survivorship Variable Universal Life
Medallion Executive Variable Life II	Protection Variable Universal Life
Medallion Executive Variable Life III	Variable Estate Protection
Majestic Variable Universal Life	Variable Estate Protection Plus
Majestic Variable Universal Life 98	Variable Estate Protection Edge
Variable Master Plan Plus	Performance Executive Variable Life
Majestic Variable COLI	Performance Survivorship Variable Universal Life
Majestic Variable Estate Protection	Medallion Variable Universal Life Plus
Majestic Variable Estate Protection 98 Majestic Performance VUL	SPVL Medallion Variable Universal Life Edge
Corporate VUL	Medallion Variable Universal Life Edge II
eVariable Life Accumulation VUL EPVUL VUL Protector	Majestic Performance VUL VUL Accumulator Survivorship VUL

Effective after the close of business on November 7, 2014, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
Natural Resources	Global
Financial Industries	Fundamental Large Cap Value

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 7, 2014. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Name Change:

We amend the Table of Investment Options and Investment Subadvisers to reflect the following:

•	Financial Services has changed its name to Financial Industries

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL2 11/2014

333-164150	333-164163	333-85244	333-127543
333-164151	333-164165	333-88748	333-131139
333-164152	333-164166	333-71136	333-131134
333-164153	333-164167	333-100597	333-132905
333-164156	333-164168	333-124150	333-157213
333-164155	333-164169	333-131299	333-85296
333-164161	333-164170	333-157212	333-88972
333-164162	333-164173	333-100567	333-33504
333-164164	333-164174	333-126668	333-100664